UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

Axsome Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37635	45-4241907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street, 16th Floor
New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 332-3241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AXSM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Axsome Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 28, 2022, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Jazz Pharmaceuticals plc, a public limited liability corporation organized under the laws of Ireland (“Jazz Pharmaceuticals”), pursuant to which the Company acquired worldwide rights to Sunosi® (excluding twelve Asian markets, including China, Korea, and Japan) from Jazz Pharmaceuticals (the “Acquisition”).

The final closing contemplated by the Purchase Agreement (i.e., the conveyance of the ex-U.S. assets) occurred on November 14, 2022, following the satisfaction or waiver of the closing conditions under the Purchase Agreement.

As noted in the Company’s Current Report on Form 8-K filed May 9, 2022, the initial closing contemplated by the Purchase Agreement (i.e., the conveyance of the U.S. assets) occurred on May 9, 2022, following the satisfaction or waiver of the closing conditions under the Purchase Agreement.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to Amendment No. 1 to the Current Report on Form 8-K filed by the Company with the SEC on March 31, 2022.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements were previously filed as Exhibits 99.1 and 99.2 to the Current Report on Form 8-K/A filed by the Company on July 21, 2022 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The financial information was previously filed as Exhibit 99.3 to the Current Report on Form 8-K/A filed by the Company on July 21, 2022 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Axsome Therapeutics, Inc.

Date:	November 14, 2022	By:	/s/ Herriot Tabuteau, M.D.
		Name: Title:	Herriot Tabuteau, M.D. President and Chief Executive Officer